Exhibit 99.2

Theseus Pharmaceuticals A new generation of medicines to address cancer resistance March 2022 THRX

Legal notice and forward-looking statements 2 ©2022 Theseus Pharmaceuticals. This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the Company’s strategy, future operations, prospects and plans, the structure and timing of the Company's planned preclinical studies and clinical trial, expected milestones, market opportunity and sizing and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statement contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements, including as detailed from time to time in the reports we file with the Securities and Exchange Commission, copies of which are posted on our website and are available from us without charge. In addition, the forward-looking statements included in this presentation represent the Company’s views as of March 10, 2022. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Certain information contained in this presentation relates to or is based on estimates, projections and other information concerning the Company’s industry, its business and the markets for its programs and product candidates and studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not been independently verified any information obtained from third-party sources and you are cautioned not to give undue weight to any such information. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantees as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source.

Theseus – working to outsmart cancer resistance

THESEUS

Pan-variant inhibitors:

Therapeutics that inhibit all major genetic variants arising in an oncogenic target that cause resistance to cancer treatments

THESEUS

Led by scientific team from ARIAD

Differentiated, predictive R&D approach

- We believe we can accurately predict clinical outcomes for tyrosine kinase inhibitors (TKIs) based on our Predictive Resistance Assay (PRA)

Multiple therapies in pipeline with several near-term catalysts

- **Lead program**, THE-630: next-generation pan-KIT inhibitor for refractory GIST
  - Phase 1/2 clinical trial actively enrolling, Phase 1 has commenced with first-patient-dosed in January 2022. Initial data expected in 1H 2023
- **Second program:** fourth-generation EGFR inhibitor for NSCLC; DC nomination expected in Q3 2022
- **Third program:** one or more additional kinase targets expected to be nominated by end of 2022

Strong financial position

- $244.7 million in cash and equivalents as of December 31st, 2021, with runway projected into 2H 2024

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©2022 Theseus Pharmaceuticals.

Bill Shakespeare, PhD Co-founder, President of R&D Former VP Drug Discovery, ARIAD World class management team Vic Rivera, PhD Co-founder, CSO Former VP Preclinical & Translational Research, ARIAD David Dalgarno, D. Phil Co-founder, CTO Former VP Research Technologies, ARIAD David Kerstein, MD CMO Former CMO, Anchiano Former Sr. Med Dir, ARIAD & Takeda Tim Clackson, PhD CEO Former President, Xilio Former President of R&D, CSO, ARIAD 4 Brad Dahms CFO Former CFO, Selecta Biosciences ©2022 Theseus Pharmaceuticals. Extensive experience and track record in TKI discovery, development, and commercialization Many members of leadership team worked together for over 20 years at ARIAD

TKI Target IND Filing Approval Pan-BCR-ABL 2007 2012 Pan-ALK 2011 2017 EGFR-ex20 2015 2021 Prior success at ARIAD validates pan-variant approach 5 ©2022 Theseus Pharmaceuticals. Members of Theseus team discovered and developed five clinical-stage product candidates at ARIAD, including three approved TKIs: ICLUSIG® and ALUNBRIG®, pan-variant inhibitors, and EXKIVITY™ Theseus is leveraging the experience cultivated at ARIAD to build next-generation pan-variant kinase inhibitors ARIAD PRODUCTS

Resistance mutations hamper cancer treatment 6 ©2022 Theseus Pharmaceuticals. The Problem: Resistance Mutations The solution: The Power of ‘Pan’ Therapeutics with pan-variant coverage have a broad range of activity against all genetic variants that have been shown to contribute to treatment resistance Pan-variant inhibitors may potentially provide substantially improved efficacy outcomes in late lines of therapy for advanced disease, by inhibiting all resistance mutants potentially present in tumors Pan-variant inhibitors can provide substantial improvements in early lines of therapy for advanced disease compared to current standard of care by anticipating mutations and preventing their emergence in the first place Cancers can have any number of many known genetic mutations that lead to treatment resistance Individual patients often have more than one resistance-causing genetic mutation These mutations may already exist at diagnosis or emerge after any line of therapy As patients progress through lines of treatment, groups of resistance mutations (variants) tend to emerge in response to each treatment’s selective pressure.

The Theseus Strategy 7 Identify clinically validated targets with clear unmet need Structure-guided drug design with predictive screening methodologies Translationally-driven, biomarker-guided clinical development ©2022 Theseus Pharmaceuticals.

Cell-based assay with human serum proteins; mimics the physiological environment Guides development of pan-variant inhibitors Helps predict clinical outcomes for TKIs in the context of anticipated mutations Extensive experimental and computational analysis to optimize ‘pan-ness’ Research and discovery approach 8 ©2022 Theseus Pharmaceuticals. Optimize ‘pan-ness’ by iterating between analysis types Structure-guided design Predictive Resistance Assay (PRA) Seeking to develop truly “pan-variant” targeted therapies that address all known drug resistance mutations with a single agent Distributed molecular touchpoints to achieve potency against multiple mutants

Several potential targets in research and discovery Our pipeline 9 ©2022 Theseus Pharmaceuticals. Note: We hold a worldwide exclusive license to THE-630 in our therapeutic area of focus through the ARIAD License Agreement, as defined and described in the section titled “Business—ARIAD License Agreement.” in the prospectus filed with the Securities Exchange Commission Developing pan-variant tyrosine kinase inhibitors for cancers with great unmet need PROGRAM/TARGET INDICATION DISCOVERY IND-ENABLING PHASE 1 PHASE 2 PHASE 3 THE-630/KIT 4th-Generation EGFR 3rd Kinase Target GIST NSCLC UNDISCLOSED

THE-630: Pan-KIT Inhibitor

Gastrointestinal stromal tumors (GIST) overview 11 ©2022 Theseus Pharmaceuticals. Key features of GIST Genetics of primary sensitivity and secondary resistance are well understood Remains KIT-driven through multiple lines of therapy Tumor heterogeneity: patients’ tumors frequently have multiple subclones, each with a different mutation, which creates need for pan-variant inhibitor GIST is the most common sarcoma of the GI tract with ~4,000-6,000 new cases in the U.S. each year

Gastrointestinal stromal tumors (GIST): Activating and resistance mutations in KIT

THESEUS


Activating Mutations
drive tumor development
Resistance Mutations
enable treatment escape
Exon 9 (10%)
Exon 11 (70%)
Exon 13-14 (~45%)
ATP Binding Pocket
Exon 17-18 (~45%)
Activation loop

KIT oncoprotein

Receptor tyrosine kinase

KIT-driven activating mutations

- **~80%** of cases are driven by mutations that activate kinase activity of KIT

KIT-driven resistance mutations

- **Up to 90%** of relapse cases are driven by secondary resistance mutations in KIT

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©2022 Theseus Pharmaceuticals.

Current limitations of GIST treatment options create significant unmet medical need 13 ©2022 Theseus Pharmaceuticals. Line Therapy Objective Response Rate Median Progression-Free Survival (Months) 1st Imatinib 51.4% 18.9 2nd Sunitinib 6.8% 5.5 3rd Regorafenib 4.5% 4.8 4th Ripretinib 9.4% 6.3 Treatment limitations Most patients who receive first-line imatinib relapse due to the emergence of secondary mutations Subsequent lines of therapy are significantly less effective response rates 4.5% - 9.4% median PFS: 4.8 months - 6.3 months Patients exposed to side effects of multiple therapies A truly pan-KIT inhibitor could address limitations of current GIST treatments

PRA predicts the deficiencies of current GIST therapies 14 ©2022 Theseus Pharmaceuticals. Note: Cav is calculated as the Area Under the Curve, or AUC, over a 24-hour period and divided by 24 PRA activity of approved TKIs against KIT activation and resistance mutations PRA predicts that in GIST, multiple known mutations in KIT are each resistant to all currently approved GIST therapies Resistance to treatment (Progressive Disease) Sensitivity to treatment (Partial Response /Complete Response) Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 I C 5 0 ( n M ) I n t h e p r e s e n c e o f h u m a n s e r u m p r o t e i n s Clinical Cav Target Cav Imatinib Sunitinib Regorafenib Ripretinib THE-630 1 10 100 1000 10000 I C 5 0 ( n M ) I n t h e p r e s e n c e o f h u m a n s e r u m p r o t e i n s Clinical Cav Target Cav ATP Binding Pocket Activation Loop Activating Mutation

None of the available GIST therapies are pan-KIT inhibitors 15 ©2022 Theseus Pharmaceuticals. Note: PR/CR means partial/complete response; SD means stable disease; PD means progressive disease Therapy PRA-Predicted Best Response Activating Mutations Resistance Mutations Therapy Exon 9 Exon 11 Exon 13-14 ATP Binding Pocket Exon 17-18 Activation Loop Imatinib Sunitinib Regorafenib Ripretinib Activating Mutations Exon 9 Exon 11 Exon 13-14 Exon 17-18 Resistance Mutations PRA predicts that in GIST, multiple known mutations in KIT are each resistant to all currently approved GIST therapies

PRA predicts that THE-630 has pan-KIT activity

THESEUS



Activity of THE-630 and approved TKIs in the PRA against KIT activation and resistance mutations
IC50 (nM)
In the presence of human serum proteins
10000
1000
100
10
1
Imatinib
Sunitinib
Regorafenib
Ripretinib
THE-630
Activating Mutation
ATP Binding Pocket
Activation Loop
Clinical Cav
Target Cav

Therapy	PRA Predicted Response			
	Activating Mutations		Resistance Mutations	
	Exon 9	Exon 11	Exon 13-14 ATP Binding Pocket	Exon 17-18 Activation Loop
Imatinib	PR/CR	PR/CR	SD	SD
Sunitinib	PR/CR	PR/CR	PR/CR	PD
Regorafenib	SD	PR/CR	SD	SD
Ripretinib	SD	PR/CR	SD	PR/CR
THE-630*	PR/CR	PR/CR	PR/CR	PR/CR

PRA-Predicted Best Response
- PR/CR
- SD
- PD

THE-630 has the potential to be a next-generation, pan-KIT inhibitor for GIST patients

*Based on 100 nM target Cav

Note: PR/CR means partial/complete response; SD means stable disease; PD means progressive disease. Cav is calculated as the Area Under the Curve, or AUC, over a 24-hour period and divided by 24

©2022 Theseus Pharmaceuticals.

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Vehicle, qd the-630, 20 mg/kg QD vehicle, bid ripretinib, 50 mg/kg BID THE-630 has the profile of a pan-KIT inhibitor for GIST in vivo 17 Ripretinib: Strong anti-tumor activity against activation loop (D820A/Ex17) but not ATP binding pocket (V654A/Ex13) mutations THE-630: Strong anti-tumor activity against both classes of resistance mutations ©2022 Theseus Pharmaceuticals. Note: QD is once daily dosing. BID is twice daily Tumor volume changes in the presence of activation mutation Ex11Del with A resistance mutation in ATP binding pocket or activation loop of KIT Activation mutation + activation loop Ex11Del + D820A (Ex17) Activation mutation + ATP binding pocket Ex11Del + V654A (Ex13) This image cannot currently be displayed.

THE-630 PK supports once-daily oral dosing Orally bioavailable across multiple species – mice, rats and NHPs In primate PK studies, target plasma levels of THE-630 sustained above 100nM 18 ©2022 Theseus Pharmaceuticals.

Kinome Selectivity Results of toxicology studies support clinical evaluation of THE-630 19 Designed to avoid off-target effects Kinome selectivity in vitro comparable to the approved KIT inhibitor ripretinib No drug-drug interactions or cardiac toxicity liabilities identified in standard pharmacology assays No adverse effects seen in standard Good Laboratory Practice in vivo safety pharmacology studies No observed adverse effect level identified in non-human primates provides PK coverage at or above IC50s for all KIT mutants evaluated in PRA Good Laboratory Practice studies used to derive planned first in human doses In Vitro and In Vivo Pharmacology GLP Toxicology in Non-Human Primates ©2022 Theseus Pharmaceuticals.

Phase 1/2 dose escalation and dose expansion trial design 20 ©2022 Theseus Pharmaceuticals. Dose Level 1 Dose Level 2 Dose Level 3 Dose Level 4 Dose Level X Expansion at RP2D Phase 2 Expansion in Patients with GIST (Cohorts Defined by Prior Therapy) 5L+ GIST (prior imatinib, sunitinib, regorafenib and ripretinib) 2L GIST (prior imatinib only) First-in-human trial for THE-630 is expected to be a Phase 1/2 trial with dose escalation and dose expansion cohorts; the Phase 1 portion has commenced and is actively enrolling with first-patient-dosed in January 2022; initial data expected in the first half of 2023 3L or 4L GIST Phase 1 dose escalation Patients with advanced GIST

Registration strategy for THE-630 21 ©2022 Theseus Pharmaceuticals. Based on data from the planned Phase 1/2 trial in patients with advanced GIST and regulatory feedback we intend to commence a registration trial in fifth-line GIST followed by the initiation of a registration trial in second-line GIST 5L registrational trial Dose escalation 3L/4L 5L+ 2L 2L registrational trial Expansion cohorts Registrational trials

Fourth-Generation EGFR Inhibitor

Lung cancer and the role of EGFR 23 ©2022 Theseus Pharmaceuticals. ~2.2 million New cases diagnosed globally in 2020 NSCLC is the most common form of lung cancer ~85% Percentage of lung cancers diagnosed as NSCLC EGFR mutations are a leading driver of NSCLC up to 50% NSCLC tumors driven by activating mutations in EGFR Majority of EGFR mutations in exons 19 or 21 ~90% EGFR mutations which are in exon 19 or 21 of the gene that encodes EGFR Second-most commonly diagnosed cancer worldwide

EGFR-mutant NSCLC shows resistance to current therapy

THESEUS

EGFR-mutant NSCLC shows resistance to current therapy


Activating mutations
1st & 2nd Gen
EGFR
Del19 (D)
L858R (L)
3rd Gen Osimertinib
Mutations that arise from therapy
T790M (T)
DT LT
3rd Gen Osimertinib
DTC LTC
C797S (C)
DC LC
4th Gen inhibitor

Resistance mutations in EGFR emerge that contribute to NSCLC patients' progression on osimertinib

- up to ~12% after first-line osimertinib
- up to ~20% after second-line osimertinib

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©2022 Theseus Pharmaceuticals.

Theseus target product profile 25 ©2022 Theseus Pharmaceuticals. Activity against Wild Type Selectivity over Central Nervous System (CNS)-active Eventually, NSCLC will relapse with disease in the brain Permeability into Theseus target product profile D L DC LC DT LT DTC LTC

Novel series exhibit potent EGFR mutant activity in cells with selectivity over wild type 26 ©2022 Theseus Pharmaceuticals. Theseus compounds demonstrated low nanomolar IC50 values against single-, double- and triple-mutant EGFR variants, with selectivity over WT EGFR Development candidate nomination expected in Q3 2022 <1 <1 Potency against WT EGFR vs EGFR mutants in cellular assays

Novel series shows in vivo anti-tumor activity in triple- mutant DTC model 27 ©2022 Theseus Pharmaceuticals. Theseus compounds exhibited strong anti-tumor activity in DTC model at doses well-tolerated in mice Note: QD is once daily dosing EGFR DTC Triple Mutant days post treatment mean tumor volume (mm3) sem vehicle compound a, 20 mg/kg qd compound b, 30 mg/kg qd, compound c, 10 mg/kg qd 89% TGI 91% TGI 97% TGI

Theseus Compound B demonstrates strong anti-tumor activity against single(L)-, double(LT)-, and triple(LTC)-mutant EGFR variants in vivo 28 ©2022 Theseus Pharmaceuticals. Note: QD is once daily dosing. TR is Tumor Regression. TGI is Tumor Growth Inhibition Intracranial mouse models to assess CNS activity are currently under development

Roadmap to success 29 ©2022 Theseus Pharmaceuticals. Multiple near-term inflection points Team to succeed Importance of ‘Pan’ Phase 1/2 clinical trial actively enrolling; Phase 1 commenced with first-patient-dosed in January 2022; initial data expected in 1H 2023 DC nomination expected in Q3 2022 for fourth-gen EGFR program Leveraging prior and proven achievements in the discovery, development and commercialization of cancer therapeutics True pan-variant approach tackling cancer resistance and addressing a wider range of drug resistance mutations

Theseus – working to outsmart cancer resistance

THESEUS

Pan-variant inhibitors:

Therapeutics that inhibit all major genetic variants arising in an oncogenic target that cause resistance to cancer treatments

THESEUS

Led by scientific team from ARIAD

Differentiated, predictive R&D approach

- We believe we can accurately predict clinical outcomes for TKIs based on our PRA model

Multiple therapies in pipeline with several near-term catalysts

- **Lead program**, THE-630: next-generation pan-KIT inhibitor for refractory GIST
  - Phase 1/2 clinical trial actively enrolling, Phase 1 has commenced with first-patient-dosed in January 2022. Initial data expected in 1H 2023
- **Second program:** fourth-generation EGFR inhibitor for NSCLC; DC nomination expected in Q3 2022
- **Third program:** one or more additional kinase targets expected to be nominated by end of 2022

Strong financial position

- $244.7 million in cash and equivalents as of December 31st, 2021, with runway projected into 2H 2024

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©2022 Theseus Pharmaceuticals

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